UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

CATALYST BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Blvd, Suite 710, South San Francisco, CA 94080

(Address of principal executive offices)

(650) 871-0761

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CBIO	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Catalyst Biosciences, Inc. (the “Company”) 2018 Omnibus Incentive Plan, as amended

At the Annual Meeting of Stockholders of the Company held online via live audio webcast on June 9, 2021 (the “Annual Meeting”), the stockholders of the Company approved an amendment to the Company’s 2018 Omnibus Incentive Plan, as amended (the “2018 Plan”), to increase the number of shares of common stock reserved for issuance under the 2018 Plan by 2,500,000 shares, to a total of 5,300,000 shares including shares originally included in the 2018 Plan when it was first adopted. The amendment to the 2018 Plan had been previously approved by the Company’s Board of Directors, subject to stockholder approval, and became effective immediately upon stockholder approval at the Annual Meeting.

The foregoing description of the 2018 Plan is only a summary and a more detailed summary of the material features of the 2018 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2021 (the “Initial Proxy Statement”), as supplemented by the supplement to the Initial Proxy Statement filed with the SEC on May 20, 2021 (the “Supplement” and, together with the Initial Proxy Statement, the “Proxy Statement”). The description is qualified in its entirety by reference to the full text of the 2018 Plan, which is attached as Appendix A to the Initial Proxy Statement, and is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, there were present, in person virtually or by proxy, holders of 25,242,893 shares of common stock, or approximately 80.52% of the total outstanding shares eligible to be voted. The final voting results with respect to each proposal presented at the Annual Meeting is set forth below:

Proposal 1 – Election of Directors

The Company’s stockholders approved the election of two Class III directors to the Company’s Board for three year terms or until their respective successors are elected and qualified or until their earlier resignation or removal, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Errol B. De Souza, Ph.D.	15,351,802	2,756,965	7,134,126
Sharon Tetlow	16,219,366	1,889,401	7,134,126

Proposal 2 – Approval of the 2018 Plan

The Company’s stockholders approved the 2018 Plan by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
13,636,195	4,462,183	10,389	7,134,126

Proposal 3 – Approval of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved the compensation of the Company’s Named Executive Officers on a non-binding, advisory basis by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
15,954,188	2,118,540	36,039	7,134,126

Proposal 4 – Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2021 by the following votes:

Votes For	Votes Against	Abstentions
24,162,144	1,040,164	40,585

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Catalyst Biosciences, Inc. 2018 Omnibus Incentive Plan (incorporated by reference to Appendix A of the definitive proxy statement for the Annual Meeting filed by the Company on April 27, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BIOSCIENCES, INC.

Date: June 10, 2021	/s/ Clinton Musil
Clinton Musil
Chief Financial Officer